Acquisitions Acquisitions	12 Months Ended
Dec. 31, 2017
Business Acquisition [Line Items]
Mergers, Acquisitions and Dispositions Disclosures [Text Block]
Acquisitions
2017
On January 12, 2017, we signed an agreement to acquire certain assets from Panther Energy Company II, LLC and Carrier Energy Partners, LLC (the “Panther Acquisition”) for $775 million, subject to post-closing adjustments. The transaction closed in March 2017 for $798 million including estimated closing adjustments. The assets, as of the closing date, included 25 producing wells (18 horizontals), three drilled but uncompleted horizontal laterals, approximately 18,000 net acres and more than 900 gross undeveloped locations in the Delaware Basin. We estimated that approximately $599 million of the purchase price is allocable to unproved properties and approximately $200 million is allocable to proved developed properties and facilities. This estimate is based on discounted cash flow models, which include estimates and assumptions such as future commodity prices, projections of estimated quantities of oil and natural gas reserves, expectations for timing and amount of future development and operating costs, projections of future rates of production, expected recovery rates, and risk adjusted discount rates. These assumptions represent Level 3 inputs. At the time of the acquisition closing, production was approximately 10,000 Boe per day. The impact of this acquisition to prior periods is not material to our results of operations for those periods.
2015
On August 17, 2015, we completed the acquisition of privately held RKI Exploration & Production, LLC (“RKI”). Per the terms of the merger agreement, the purchase price was $2.75 billion, consisting of 40 million unregistered shares of WPX common stock and approximately $2.28 billion in cash (the “RKI Acquisition”). The cash consideration was subject to closing adjustments and was reduced by our assumption of $400 million of aggregate principal amount of RKI’s senior notes and amounts outstanding under RKI’s revolving credit facility along with other working capital items. We incurred approximately $23 million of acquisition-related costs, primarily related to legal and advisory fees which are reflected on a separate line item on the Consolidated Statements of Operations. In addition, we incurred $16 million of acquisition bridge facility fees, included in interest expense, and a $65 million loss on extinguishment of RKI’s senior notes, reflected in loss on extinguishment of debt on the Consolidated Statements of Operations.
WPX funded the RKI Acquisition with proceeds from a combination of debt, preferred stock and common stock offerings along with available cash on hand and borrowings under its revolving credit facility.
The following table presents the unaudited pro forma financial results for the year ended December 31, 2015 as if the RKI Acquisition and related financings had been completed January 1, 2014. The year ended December 31, 2015 has been adjusted to exclude $23 million of acquisition costs, $65 million loss on extinguishment of acquired debt and $16 million of acquisition bridge facility fees. The unaudited pro forma financial information does not purport to be indicative of results of operations that would have occurred had the RKI Acquisition occurred on the date assumed or for the period presented, nor is such information indicative of the Company’s expected future results of operations.

Year Ended December 31,
2015
(Millions)
Revenues	$1,578
Net income from continuing operations attributable to WPX Energy, Inc.	$81

The RKI Acquisition qualified as a business combination, and as a result, we estimated the fair value of the underlying shares distributed, the assets acquired and the liabilities assumed as of the August 17, 2015 acquisition date. The fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements also utilize assumptions of market participants. We used a combination of market data, discounted cash flow models and replacement estimates in determining the fair value of the oil and gas properties and the related midstream assets, all of which include estimates and assumptions such as future commodity prices, projections of estimated quantities of oil and natural gas reserves, expectations for timing and amount of future development and operating costs, projections of future rates of production, expected recovery rates and risk adjusted discount rates. These assumptions represent Level 3 inputs. Deferred taxes must also be recorded for any differences between the assigned values and the carryover tax bases of assets and liabilities. Deferred taxes are based on available information concerning the tax bases of assets acquired and liabilities assumed and carryovers at the acquisition date (see Note 10). The following table summarizes the consideration paid for the RKI Acquisition and the fair value of the assets acquired and liabilities assumed as of the acquisition date. The final purchase price allocation is presented below.

Purchase Price Allocation
(Millions)
Consideration:
Cash, net of an estimated post-close settlement	$1,251
Fair value of WPX common stock issued	296
Total consideration	$1,547
Fair value of liabilities assumed:
Accounts payable	$104
Accrued liabilities	74
Deferred income taxes	752
Long-term debt	990
Asset retirement obligation	23
Total liabilities assumed as of the acquisition date	1,943
Fair value of assets acquired:
Cash and cash equivalents	51
Accounts receivable, net	80
Derivative assets, current	97
Derivative assets, noncurrent	34
Inventories	12
Other current assets	3
Properties and equipment(a)	3,209
Other noncurrent assets	4
Total assets acquired as of the acquisition date	3,490
Net fair value of assets and liabilities	$1,547
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(a) Properties and equipment reflect the following as of the acquisition date:

Proved properties	$881
Unproved properties	2,168
Gathering, processing and other facilities	157
Other	3
Total	$3,209